Exhibit 2.01

1 4863-6475-9071, v.7 ASSET PURCHASE AGREEMENT August ___, 2022 This ASSET PURCHASE AGREEMENT (this "Agreement") by and between American Metals Recovery & Recycling Inc., a Nevada corporation (the "Buyer"), and Multiband Global Resources, LLC, a Delaware limited liability company (the "Seller"). The Buyer and the Seller are referred to individually as a "Party" and collectively as the "Parties." RECITALS A. The Seller is an affiliate of the Buyer, in the business of providing professional services related to digital assets and infrastructure lifecycle (the "Business"). B. The Seller desires to sell, transfer and otherwise convey, and the Buyer desires to purchase and acquire, certain of the Seller's assets related to the Business, on the terms and subject to the conditions of this Agreement. AGREEMENT In consideration of the above recitals and the promises set forth in this Agreement, the Parties agree as follows. 1. Basic Transaction. 1.1 Purchase and Sale of Assets. On the terms and subject to the conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell, transfer, convey and deliver to the Buyer at the Closing, all right, title and interest in, to and under all assets of the Seller related to the Business (collectively, the "Acquired Assets"), free and clear of all security interests, liens, claims, charges, restrictions and encumbrances of any nature, in exchange for the Purchase Price (as defined in Section 1.3 below), including, without limitation: (a) all of the inventory, supplies, computers, computer components, software, printers, telephones and other items and materials related to the Business, including, without limitation, those assets identified on Schedule 1 to this Agreement, together with all related warranties, tools, accessories and spare parts; (b) all accounts receivable, notes or other security, claim, remedy or other right related to any of the foregoing of the Seller; (c) all intellectual property assets owned by, licensed to or otherwise controlled by the Seller or used in, developed for use in or necessary to the conduct of the Business as previously, now or planned to be conducted, 31

4863-6475-9071, v.7 2 including, without limitation, internet domain names, all associated web addresses, URLs, websites and web pages and all content and data thereon or relating thereto related to the Business including, without limitation, those intellectual property assets identified on Schedule 1 to this Agreement; (d) The trade names "Multiband" and "Multiband Global" the marks and logos for "Multiband Global", as intended by the parties to be acquired by that certain Trademark Acquisition Agreement made by and between Goodman Networks Inc., a Texas corporation, or its assignees and the Buyer, essentially in the form attached hereto as Exhibit C, once the attached form and related items are finalized and properly addressed. (e) all of the Seller's books, records and other documents and information, including, without limitation, all vendor and distributor lists, customer lists and other customer information, marketing and advertising materials, inventory records, purchase orders and invoices, sales orders, product data, price lists, and product advertising and brochures related to the Business; (f) the current telephone and fax numbers, e-mail addresses, mailing lists, including, without limitation, those identified on Schedule 1 to this Agreement; (g) the contracts and agreements of the Seller identified on Schedule 1 to this Agreement (the "Acquired Contracts"); (h) to the extent assignable, all permits, licenses and other governmental approvals held by the Seller in connection with its Business or for the ownership and use of the Acquired Assets; (i) all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums, and fees; (j) cash and cash equivalents of the Seller; (k) all goodwill and general intangibles associated with the Acquired Assets and the Business; and (l) all of Seller's rights under warranties, indemnities, and all similar rights against third parties to the extent related to any Acquired Assets. 1.2 Liabilities. On the terms and subject to the conditions of this Agreement, the Buyer will assume only those liabilities of the Sellers which are set forth on Schedule 1, after the close of business on the Closing Date (collectively, the "Assumed Liabilities"). The Seller is solely responsible and liable for making all payments due under, and curing all defaults arising under or relating to, the

4863-6475-9071, v.7 3 Assumed Liabilities prior to the Closing Date. With the exception of the Assumed Liabilities, the Buyer will not assume any other claims, indebtedness, liabilities or warranty work of any kind, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether secured or not secured and whether due or to become due, including any liability for any taxes, fees, assessments or charges of any kind whatsoever, or any interest, additions or penalties with respect thereto. 1.3 Purchase Price. In consideration for the Acquired Assets, the Buyer shall issue to the Seller, or to the person assigned by the Seller, one million (1,000,000) shares of Series A Preferred Stock of the Buyer and assume the Assumed Liabilities (the "Purchase Price"). 1.4 The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of the Seller located at 4301 Westbank Drive, B-110, Austin, TX 78746 at 9:00 a.m. on the third business day after the respective Parties have satisfied or waived all conditions to the obligations of the Parties to consummate the transactions contemplated by this Agreement (other than actions the Parties will take at the Closing itself) as of the date first above written (the "Closing Date"). 1.5 Buyer's Deliveries at the Closing. Subject to the terms and conditions set forth in this Agreement, the Buyer will make the following deliveries at the Closing: (a) executed and acknowledged (if appropriate) certificates, instruments and documents that the Seller and its counsel have reasonably requested; (b) the Purchase Price; (c) an Assignment and Assumption Agreement, in the form attached to this Agreement as Exhibit A, assigning to the Buyer the Acquired Contracts and all licenses or permits held by the Seller which the Buyer desires to have assigned to it (the "Assignment and Assumption Agreement"); and 1.6 Seller's Deliveries at the Closing. Subject to the terms and conditions set forth in this Agreement, the Seller will make the following deliveries at the Closing: (a) executed and acknowledged (if appropriate) certificates, instruments and documents that the Buyer and its counsel have reasonably requested; (c) executed Bill of Sale for the Acquired Assets, in the form attached as Exhibit B to this Agreement; and (d) the Assignment and Assumption Agreement; 2. Representations and Warranties of the Seller. The Seller represent and warrant to the Buyer that the statements contained in this Section 2 are correct and complete as of the

4863-6475-9071, v.7 4 date of this Agreement and will be correct and complete as of the Closing Date, except as set forth in the attached disclosure schedule accompanying this Agreement (the "Seller's Disclosure Schedule"). The Seller's Disclosure Schedule will be arranged in paragraphs corresponding to the sections contained in this Section 2. 2.1 Organization, Qualification and Power. The Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where qualification is required. The Seller has full organizational power and authority and all permits and licenses necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage, and to own and use the properties owned and used by it. 2.2 Authorization of Transaction. The Seller has full power and authority, organizational or otherwise, to enter into and perform its obligations under this Agreement. In addition, the Seller's members have duly authorized the execution and performance of this Agreement and the ancillary documents to which the Seller is a party. This Agreement and the ancillary documents to which any of the Seller is a party constitute valid and legally binding obligations of the Seller, as applicable, enforceable in accordance with their respective terms and conditions. 2.3 Noncontravention; Consents. Except as disclosed on Schedule 2.3, neither the execution, delivery and performance of this Agreement and the ancillary documents to which any of the Seller is a party, nor the consummation of the contemplated transactions will not (a) conflict with, result in a violation or breach of, constitute a default under any law, regulation, or governmental order applicable to the Seller, the Business or Acquired Assets; (b) conflict with, result in a violation or breach of, constitute a default under any provision of the articles of organization, operating agreement or other organizational documents of the Seller; or (c) conflict with, result in a violation or breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Seller is a party or is bound or to which any of the Seller's assets are subject. No consent, approval, authorization or order of any court, governmental agency or body, or third party is required for the Seller to consummate the transactions contemplated by this Agreement. 2.4 Title to Assets; Sufficiency of Assets. Except as disclosed in Schedule 2.4, the Acquired Assets are free and clear of all security interests, liens, encumbrances of any nature, infringements, licenses, liens or claims of third parties. The Seller has good and marketable title to, a valid license to or a valid leasehold interest in the Acquired Assets. The Acquired Assets are in good operating condition and constitute all of the assets used or necessary for the operation of the Business as presently conducted.

4863-6475-9071, v.7 5 2.5 Disclosure. No representation or warranty made by the Seller herein or in any agreements, certificates or documents delivered in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make such representation or warranty not misleading. 3. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date. 3.1 Organization, Qualification and Power. The Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada. The Buyer is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where qualification is required. The Buyer has full corporate power and authority and all permits and licenses necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage, and to own and use the properties owned and used by it. 3.2 Authorization of Transaction. The Buyer has full power and authority, corporate or otherwise, to enter into and perform its obligations under this Agreement and the ancillary documents to which the Buyer is a party. The execution and delivery by the Buyer of this Agreement and any ancillary documents to which the Buyer is a party, the performance by the Buyer of its obligations hereunder and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Buyer. This Agreement and the ancillary documents to which the Buyer is a party constitute the valid and legally binding obligations of the Buyer, enforceable in accordance with their respective terms and conditions. 3.3 Noncontravention. Neither the execution, delivery and performance of this Agreement or the ancillary documents to which the Buyer is a party, nor the consummation of the contemplated transactions will not (a) conflict with or result in a violation or breach of, or default under, any law, order or regulation to which the Buyer is subject; (b) conflict with or result in a violation or breach of any provision of the articles of incorporation, bylaws or other organizational documents of the Buyer; or (c) conflict with, result in a violation or breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or is bound or to which any of the Buyer's assets are subject. 3.4 Broker Fees. The Buyer does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

4863-6475-9071, v.7 6 4. Closing Conditions. 4.1 Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions: (a) The representations and warranties set forth in Section 2 of this Agreement, the ancillary documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all material respects at and as of the Closing Date; (b) The Seller will have performed and complied with all of its, his or her covenants in all material respects through the Closing; (c) The Seller will have procured all required governmental and third party consents, authorizations and approvals; (d) No action, suit or proceeding will be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would adversely affect any of the transactions contemplated by this Agreement, the right of the Buyer to own the Acquired Assets, or the right of the Buyer to acquire and operate the Business; (e) The documents required under Section 1.6 hereof shall be tendered by the Seller for delivery to the Buyer at the Closing; (f) There will not have occurred a material adverse change in the Seller's business, operations, properties, financial condition, assets (including the Acquired Assets), liabilities or prospects, individually or collectively; and (g) The Seller will have delivered such other documents and instruments as are reasonably necessary or appropriate to effect the consummation of the contemplated transactions or that may be required under any laws or any agreements to which the Seller is a party. 4.2 Conditions to Obligation of the Seller. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions: (a) The representations and warranties set forth in Section 3 of this Agreement, the ancillary documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all material respects at and as of the Closing Date; (b) The Buyer will have performed and complied with all of its covenants in all material respects through the Closing;

4863-6475-9071, v.7 7 (c) No action, suit or proceeding will be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would adversely affect any of the transactions contemplated by this Agreement, the right of the Buyer to own the Acquired Assets, or the right of the Buyer to acquire and operate the Business; (d) The Buyer will have entered into the ancillary documents identified in Section 1.5 of this Agreement, and all such agreements must be in full force and effect; and (e) The Buyer will have delivered other documents and instruments as are reasonably necessary or appropriate to effect the consummation of the contemplated transactions or that may be required under any laws or any agreements to which the Buyer is a party. 4.3 Waiver. A Party may waive an obligation owed to it by another Party under this Section 6 by executing a written statement of such waiver prior to or at the Closing. 5. Remedies for Breaches of this Agreement. 5.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained in this Agreement will survive the Closing and continue in full force and effect until the expiration of the applicable statute of limitations. 5.2 Indemnification by the Seller. Subject to the limitations and qualifications set forth in this Agreement: (a) The Seller agrees to indemnify the Buyer and its officers, directors, employees, agents and affiliates (the "Buyer Parties") from and against the entirety of any actions, suits, proceedings, investigations, audits, charges, complaints, claims, losses, demands or damages, including reasonable attorney fees and costs (collectively, "Adverse Consequences") the Buyer Parties may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by: (i) a breach or non-fulfillment by the Seller of any representations or warranties or covenants contained in this Agreement, the ancillary documents or any certificate or instrument delivered by or on behalf of the Seller pursuant to this Agreement, provided that the Buyer makes a written claim for indemnification; (ii) any liability other than Assumed Liability, of the Seller that becomes a liability of the Buyer by operation of law under any

4863-6475-9071, v.7 8 common law doctrine of de facto merger or successor liability, under environmental, health and safety requirements, employment laws, employee benefit laws or otherwise; and (iii) any liability of the Seller for unpaid taxes, fees, assessments or charges of any kind whatsoever, or any interest, additions or penalties with respect thereto. with respect to any tax year or portion thereof ending on or before the Closing Date (or for any tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date). (b) The Seller's indemnification obligations for breach of the representations, warranties and covenants contained in this Agreement shall be limited to the amount of the Purchase Price. 5.3 Indemnification by the Buyer. The Buyer agrees to indemnify each of the Seller and its officers, governors, employees, agents and affiliates (collectively, the "Seller Parties") from and against the entirety of any Adverse Consequences the Seller Parties may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of or caused by a breach by the Buyer of any representations or warranties or non-fulfillment of any covenants contained in this Agreement, the ancillary documents or any certificate or instrument delivered by or on behalf the Buyer pursuant to this Agreement, provided that any of the Seller makes a written claim for indemnification against the Buyer. The Buyer's indemnification obligations shall be limited to the amount of the Purchase Price. 5.4 Matters Involving Third Parties. (a) If any third party shall notify either Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 5, then the Indemnified Party shall promptly notify each Indemnifying Party in writing and shall provide information regarding the nature of the Third Party Claim to the extent known by the Indemnified Party. Delay on the part of the Indemnified Party in notifying any Indemnifying Party shall not relieve the Indemnifying Party from his, her or its obligation unless (and then solely to the extent) the Indemnifying Party is prejudiced. (b) The Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against

4863-6475-9071, v.7 9 the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief against the Indemnified Party, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently. (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 5.4(b), (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably). (d) If any of the conditions in Section 5.4(b) is not or is no longer satisfied, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party), (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorney fees and expenses), and (iii) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 5. 5.5 Other Indemnification Provisions. The above indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common law remedy any Party may have with respect to the transactions contemplated by this Agreement.

4863-6475-9071, v.7 10 6. Termination. 6.1 Termination of Agreement. The Parties may terminate this Agreement as provided below: (a) the Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing; (b) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing if the Buyer is not reasonably satisfied with the results of its continuing business, legal and accounting due diligence regarding the Seller; (c) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing in the event the Seller has breached any representation, warranty or covenant contained in this Agreement in any material respect, the Buyer has notified the Seller of such breach and the breach has continued without cure or written waiver of such breach by the Buyer for a period of 30 days after the notice of such breach; and (d) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing in the event the Buyer has breached any material representation, warranty or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer of such breach and the breach has continued without cure or written waiver of such breach by the Seller for a period of 30 days after the notice of such breach. 6.2 Effect of Termination. If any Party terminates this Agreement pursuant to Section 6.1, all rights and obligations of the Parties under this Agreement will terminate except the obligations under Section 5.1 will survive. 7. Miscellaneous. 7.1 No Third-Party Beneficiaries. Except for the indemnifications provisions set forth above, this Agreement will not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns. 7.2 Entire Agreement. This Agreement, the Exhibits and the Schedules and any documents, certificates or other instruments delivered pursuant to this Agreement constitute the entire agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter of this Agreement. 7.3 Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

4863-6475-9071, v.7 11 The Buyer may assign this Agreement and any of its rights, interests or obligations under this Agreement to any of its subsidiary or affiliate without the prior written approval of the Seller. The Seller may not assign either this Agreement or any of its rights, interests or obligations under this Agreement. 7.4 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument, and by facsimile. 7.5 Notices. Any notice, offer, request, demand, claim or other communication provided for by this Agreement must be in writing and will be deemed given or delivered when delivered by hand, transmitted by facsimile or email or three days after the day when deposited in the United States mail, certified or registered, return receipt requested, postage prepaid and properly addressed to the intended recipient. Any Party may send any notice, request, demand, claim or other communication to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. 7.6 Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the City of Austin, County of Travis, Texas, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect to the action or proceeding may be heard and determined there. 7.7 Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the same is in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant under this Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant under this Agreement. 7.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. 7.9 Expenses. Whether or not the transactions under this Agreement are consummated, each of the Buyer, the Seller will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and these transactions.

4863-6475-9071, v.7 12 7.10 Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party is entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement in any action instituted, in addition to any other remedy to which it may be entitled, at law or in equity. THE REMAINDER OF THIS PAGE IS BLANK. SIGNATURE PAGE FOLLOWS.

4863-6475-9071, v.713 The Parties have executed this Agreement as of the date first above written. BUYER: American Metals Recovery and Recycling Inc. By Its SELLER: Multiband Global Resources, LLC By Its Joseph O'BellSecretaryJames FrinziCEOMultiband Global Resourc By

4863-6475-9071, V.7 14 SCHEDULE 1 Acquired Assets 1. One Million dollars ($1M USD) in cash. 2. Acquired Contracts: Frontier E-Waste Recycling Contract. 3. Office lease with Escalade Westbank, LLC. 4. Office equipment and furniture up to $3,000. 5. The trade names "Multiband" and "Multiband Global" the marks and logos for "Multiband Global as intended by the parties to be acquired by that certain Trademark Acquisition Agreement made by and between Goodman Networks Inc., a Texas corporation, or its assignees, and the Buyer.

4863-6475-9071, V.7 15 SCHEDULE 2.3 Consents None.

4863-6475-9071, V.7 16 SCHEDULE 2.4 Title to Assets None.

4863-6475-9071, V.7 17 EXHIBIT A Assignment and Assumption Agreement This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") between American Metals Recovery & Recycling Inc. (the "Buyer"), and Multiband Global Resources, LLC, a Delaware limited liability company (the "Seller"), takes effect on August___ 2022. RECITALS A. Pursuant to that certain Asset Purchase Agreement dated August__, 2022 among the Buyer and the Seller (the "Purchase Agreement"), the Seller has agreed, among other things, to assign, transfer and convey to the Buyer all of the Seller's right, title and interest in, to and under the Acquired Contracts. B. The Seller desires to assign such right, title and interest in, to and under the Acquired Contracts. C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. AGREEMENT In consideration of the above recitals and the promises set forth in this Agreement, the Parties agree as follows: 1. Assignment. Subject to the terms and conditions of the Purchase Agreement, effective as of the Closing Date, the Seller does hereby assigns, transfers and delivers to the Buyer, its successors and permitted assigns, all of the Seller's right, title and interest in, to and under the Acquired Contracts. 2. Acceptance and Assumption. Subject to the terms and conditions of the Purchase Agreement, effective as of the Closing Date, the Buyer does hereby accept the assignment by the Seller of the Acquired Contracts. 3. Limitation of Assumption. Notwithstanding any provisions of this Agreement to the contrary, nothing contained in this Agreement shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of rights and remedies, and any of the obligations and indemnifications of the Seller or Buyer set forth in the Purchase Agreement nor shall this Agreement expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Agreement is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement. 3131

4863-6475-9071, V.718 4. Limitation onAssignment. Nothing in this Agreement will be deemed to constitute an assignment or an attempt to assign an Acquired Contract if the attempted assignment of any such document without the consent of the other Party to such document would constitute a breach of such document or affect in any way the rights of the Seller under such document. If the consent of any such other Party has not been obtained or the assignment under this Agreement would be ineffective or otherwise would affect the rights of the Seller or the Buyer under such document, the Seller will cooperate with the Buyer in any reasonable arrangement designed to provide for the Buyer the benefits under such document, including the enforcement, at the cost of the Seller and for the benefit of the Buyer, of any and all rights of the Seller against such other Party to such document arising out of the breach or cancellation of such document by such other Party or otherwise. 5. Governing Law. This Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law principles. 6. Counterparts. This Agreement may be executed in counterparts and when taken together shall constitute one and the same agreement. 7. Further Assurances. Each Party will from the date of this Agreement, upon the reasonable request of the other Party, execute such other documents as the other Party may reasonably request to obtain the full benefit of this Agreement. The Parties have executed this Agreement as of the date first above written. BUYER: American Metals Recovery & Recycling Inc. _________________________________ By ______________________________ Its ______________________________ SELLER: Multiband Global Resources, LLC _________________________________ By ______________________________ Its ______________________________ Joseph O'BellSecretaryJames FrinziCEO______________________

4863-6475-9071, V.7 19 EXHIBIT B Bill of Sale BILL OF SALE This BILL OF SALE, dated as of August__, 2022, is being executed and delivered by Multiband Global Resources LLC, a Delaware limited liability company (the "Seller"), pursuant to that certain Asset Purchase Agreement, dated as of August___, 2022 (the "Purchase Agreement"), by and among the among American Metals Recovery & Recycling Inc. (the "Buyer"), and the Seller shall be effective upon the Closing, as such term is defined in the Purchase Agreement. The execution and delivery of this Bill of Sale is a condition to Buyer's obligations under the Purchase Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller hereby agrees as follows: 1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Purchase Agreement. 2. Subject to the terms and conditions of the Purchase Agreement, effective as of the Closing Date, the Seller hereby sells, conveys, assigns, transfers and delivers to Buyer, and Buyer hereby agrees to take title of, free and clear of all security interests, liens, claims, charges, restrictions and encumbrances of any nature, all of the Seller's right, title, and interest in and to the Acquired Assets. 3. Specifically excluded from the sale, conveyance, transfer, assignment and delivery hereunder are the Excluded Assets. 4. From time to time after the date hereof, the Seller shall execute and deliver, or cause its affiliates to execute and deliver, to the Buyer such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by the Buyer or its counsel in order to vest in the Buyer all right, title and interest of the Seller in and to the Acquired Assets and otherwise in order to carry out the purpose and intent of this Bill of Sale. 5. Notwithstanding any provisions of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of rights and remedies, and any of the obligations and indemnifications of the Seller or the Buyer set forth in the Purchase Agreement nor shall this Bill of Sale expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Bill of Sale is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement. 6. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts executed and performed in such State, without giving effect to its conflicts of laws principles. 3131

DocuSign Envelope ID: 72D05ED4-5A9D-4E9B-ABFE-0606BD18FF67

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed and delivered on the date and year first written above.

MULTIBAND GLOBAL RESOURCES, LLC.

By: ______________________________
Name: James Frinzi
Title: CEO

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4863-6475-9071, v.7

4863-6475-9071, v.7 EXHIBIT C Form of Trademark Acquisition Agreement